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                                                                EXHIBIT 10.3


                      ACTION BY UNANIMOUS WRITTEN CONSENT
                      OF THE COMPENSATION COMMITTEE OF THE
                             BOARD OF DIRECTORS OF
                    BOZELL, JACOBS, KENYON & ECKHARDT, INC.

  Adopting an amendment to the BJK&E Stock Option Plan to permit option holders to use True North shares to pay all or a portion of the exercise price or tax withholding obligations that arise upon the exercise of stock options and to provide that the True North Compensation Committee shall oversee the operation and administration of this Plan

         WHEREAS, Bozell, Jacobs, Kenyon & Eckhardt, Inc. (the "Company") has established and maintains the Bozell, Jacobs, Kenyon & Eckhardt, Inc. Stock Option Plan (the "Plan");

         WHEREAS, upon consummation of the transaction pursuant to which the Company became a wholly-owned subsidiary of True North Communications Inc. ("True North"), each outstanding stock option under the Plan was converted into an option to purchase Common Stock of True North; and

         WHEREAS, pursuant to its authority under Article XVIII of the Plan, this Compensation Committee of the Board of Directors of the Company wishes to adopt an amendment to the Plan to permit option holders to use shares of True North Common Stock to pay all or a portion of the exercise price or tax withholding obligations that arise upon the exercise of outstanding stock options and to provide that the Compensation Committee of the Board of Directors of True North shall oversee the operation and administration of the Plan.

         NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, effective August 1, 1998, by adding the following new Article XXI to the end thereof:

                                  "ARTICLE XXI.

                                True North Merger
                                -----------------

         Effective December 30, 1997, the Company has become a wholly-owned subsidiary of True North Communications Inc. ("True North"), and each optionee executed an Option Assumption Agreement pursuant to which such optionee's outstanding options under the Plan have been converted into options to purchase True North Common Stock. Notwithstanding Article IX or any other provision of the Plan to the contrary, the manner of exercise of outstanding options under the Plan shall be subject to the provisions of Article XII of the True North Stock Option Plan (the "True North Plan") (which Article is attached hereto as
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Exhibit 1), such that, as an alternative to making cash payments, optionees may request to make payments in "mature" already-owned shares of True North Common Stock. Also notwithstanding any provisions of the Plan to the contrary, an optionee may satisfy any tax withholding obligations that arise upon the exercise of his or her options in accordance with the provisions of Article XXI of the True North Plan (attached hereto as Exhibit 2), such that such optionee may request to satisfy such obligation through the delivery of already-owned True North shares or by directing True North to withhold a certain number of shares from the shares to be delivered to the optionee upon such option exercise.

Notwithstanding Article XVIII or any other provision of the Plan to the contrary, the Compensation Committee of the Board of Directors of True North shall have the responsibility for and the authority to oversee the operation and administration of the Plan and, in accordance therewith, shall have the authority to amend, modify or terminate the Plan at any time; provided that any such action shall not adversely affect options theretofore granted.

         To the extent the provisions of this Article XXI are inconsistent with any existing stock option agreements governing outstanding options under the Plan, the terms of this Article XXI shall control so as to apply to such outstanding options the expanded manner of exercise and tax withholding features set forth above.";

         FURTHER RESOLVED, that the appropriate officers of the Company are hereby authorized and directed to perform any acts that in their opinion are necessary or advisable in order to carry out the intent and purposes of the foregoing resolutions; and

         FURTHER RESOLVED, that this consent may be executed in two or more counterparts, all of which taken together shall constitute one instrument.


                  Dated:
                        ------------------------------

-------------------------------               -------------------------------
J. Thomas Christofferson                      Donald M. Elliman



-------------------------------               -------------------------------
W. Grant Gregory                              Kenneth C. Nichols

Being all the members of the Compensation Committee of the Board of Directors of Bozell, Jacobs, Kenyon & Eckhardt, Inc.
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                                    EXHIBIT 1
                                    ---------

      XII. Manner of Exercise. Each exercise of an option granted hereunder shall be made by the delivery by the participant (or his personal representative, as the case may be) of written notice of such election to the Corporation, at such office as it may designate by agreement with the participant, stating the number of shares with respect to which the option is being exercised. No shares shall be issued until full payment therefor shall have been made as provided below. Delivery of the shares may be made at the office of the Corporation or at the office of a transfer agent appointed for the transfer of shares of the Corporation, as the Corporation shall determine. Shares shall be registered in the name of the participant or his personal representative, as the case may be. Neither a participant nor his personal representative shall have any of the rights of a stockholder as to the shares with respect to which the option is being exercised, until the shares are issued as herein provided. In the event of any failure to take and pay for the number of shares specified in the notice of election on the date stated therein, the option shall terminate as to such number of shares, but shall continue with respect to any remaining shares subject to the option as to which exercise has not yet been made. Anything herein to the contrary notwithstanding, if any law or regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Corporation or a participant to take any action in connection with the shares specified in a notice of election before such shares can be delivered to such participant, then the date stated therein for the delivery of the shares shall he postponed until the fifth business day next following the completion of such action.

         (a) Payment in Cash. If the shares as to which the option is being exercised are to be paid for entirely in cash, such notice shall specify a date, not less than ten (10) nor more than fifteen (15) days after the date of the mailing of such notice, on which the shares will be taken and payment made therefor. On the date specified in the notice of election, the Corporation shall deliver, or cause to be delivered, to participant stock certificates for the number of shares with respect to which the option is being exercised, against payment therefor and (if applicable) delivery to the Corporation of the certification described in Article XIII below.

         (b) Request to Make Payment in Shares of the Corporation. As to each participant, if requested by such participant or his personal representative and approved by the Corporation, payment may be made by transfer to the Corporation of previously owned whole shares of the Corporation (which the participant has held for at least six months prior to the delivery of such shares [or which the participant purchased on the open market] and in each case for which the participant has good title, free and clear of all liens and encumbrances) or any combination of cash and such shares of the Corporation, having a fair market value, determined as of the close of business on the day preceding the transfer, equal to, but not exceeding, the full option price of the shares with respect to which the option is being exercised. Each request to exercise the payment alternative provided for hereunder shall be made by the delivery by the participant (or his personal representative, as the case may be) of written notice of such request to the Corporation, at such office as it may designate by agreement with the participant, stating the number of shares with respect to which the option is being exercised and that the participant desires to make payment by reason of such exercise in the shares of common stock or, if a combination of common stock and cash, the proportions thereof. The Corporation shall respond promptly to any such request. In no event will the denial of a participant's request to make payment of all or a portion of the option price in shares of the Corporation abridge the participant's rights to make payment as specified in Article XII(a) above.
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                                    EXHIBIT 2
                                    ---------


     XXI. Withholding Requirements. The Corporation shall have the right to require, prior to the issuance or delivery of any shares of the Corporation's common stock, payment by the holder of the award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with the award. At the request of a participant or his personal representative, and subject to approval by the Corporation, the Corporation may satisfy any such tax withholding obligations by withholding from the number of shares to be delivered to the participant that number of shares (based on the then fair market value of the shares) equal to the amount of such tax to be withheld. In the alternative, and subject to approval by the Corporation, the participant may deliver to the Corporation in whole or partial satisfaction of such tax withholding obligations, previously owned whole shares to which the participant has good title, free and clear of all liens and encumbrances, which shall be valued for such purpose at the then fair market value of such shares.